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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2000



                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


           Delaware                         1-8597                          94-2657368
(State or other jurisdiction        (Commission File Number)     (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)


                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5.  Other Events.

On March 28, 2000, The Cooper Companies, Inc. issued a press release announcing that at its Annual Meeting of Stockholders held on March 28, 2000, eight directors were elected and the appointment of KPMG LLP as the Company's auditors for fiscal 2000 was ratified. This release is filed as an exhibit hereto and is incorporated by reference herein.


ITEM 7.  Financial Statements and Exhibits.

         (c) Exhibits.


Exhibit
  No.             Description
--------          -----------
99.1              Press Release dated March 28, 2000 of The Cooper Companies, Inc.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE COOPER COMPANIES, INC.



                                     By   /s/ Stephen C. Whiteford
                                          ------------------------
                                          Stephen C. Whiteford
                                          Vice President and
                                          Corporate Controller
                                          (Principal Accounting Officer)


Dated:  April 4, 2000




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                                  EXHIBIT INDEX


Exhibit                                                                   Sequentially
  No.             Description                                             Numbered Page
-------           -----------                                             -------------
99.1              Press Release dated March 28, 2000 of The Cooper
                  Companies, Inc.


                       STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as.................................'TM'
The registered trademark symbol shall be expressed as.......................'r'